Exhibit 99.06

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   March, 2001
           Series 2000-03, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                 7.429952
                                                       ------------------------
     Weighted average maturity                                          160.45
                                                       ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                              Principal
          Principal Per    Prepayments Per     Interest Per
    Class  Certificate       Certificate        Certificate       Payout Rate
    -----  -----------       -----------        -----------       -----------
     PO   $  10.29833804   $    6.50869050  $        0.00000000   %0.00000000
     A    $  19.58278399   $   16.25036362  $        5.13112937   %7.00000001
     S    $   0.00000000   $    0.00000000  $        0.33142711   %0.44865149
     M    $   3.63171495   $    0.00000000  $        5.59196729   %6.99999810
     B1   $   3.63172043   $    0.00000000  $        5.59196621   %6.99999673
     B2   $   3.63172043   $    0.00000000  $        5.59197133   %7.00000314
     B3   $   3.63172043   $    0.00000000  $        5.59196621   %6.99999673
     B4   $   3.63172043   $    0.00000000  $        5.59196237   %6.99999192
     B5   $   3.63172041   $    0.00000000  $        5.59198599   %7.00002148
     R    $   0.00000000   $    0.00000000  $        0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                         Accrual Amount
    Class
     N/A               $       N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       35,959.21
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  160,575,241.75
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 503
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $            3,186,419.96  $    3,149,829.84  $           886.52  GEC0003PO
A    $          156,465,433.52  $  152,982,087.07  $           860.04  36158GHQ4
S    $          109,131,888.23  $  106,189,363.38  $           862.56  GEC00003S
M    $            2,051,453.70  $    2,043,681.84  $           954.99  36158GHS0
B1   $              624,063.72  $      621,699.47  $           954.99  36158GHT8
B2   $              534,911.76  $      532,885.26  $           954.99  36158GHU5
B3   $              624,063.72  $      621,699.47  $           954.99  36158GHV3
B4   $              356,607.84  $      355,256.84  $           954.99  36158GHW1
B5   $              269,121.46  $      268,101.90  $           954.99  36158GHX9
R    $                    0.00  $            0.00  $             0.00  36158GHR2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            7        Principal Balance     $    2,461,503.77
                               --------                            ------------
        2.   60-89 days
             Number            1        Principal Balance     $      289,550.74
                               --------                            -------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $           0.00
                                                                   ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    1,860,838.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $       52,477.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    1,860,838.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:% 0.00000000
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